UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
November 16, 2009
 (Date of earliest event reported)

STRATUM HOLDINGS, INC.
 (Exact name of registrant as specified in its charter)

Nevada	000-51229	51-0482104
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)	Identification Number)

Three Riverway
Suite 1590
Houston, Texas		77056
(Address of principal executive offices)		(Zip Code)

(713) 479-7050
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 16, 2009, Richard A. Piske, III resigned as a director of Stratum Holdings, Inc. (the “Company”).  Mr. Piske had been a director of the Company since January 2004 and had served as the Company’s Chief Executive Officer from February 2007 to March 2008.  He resigned from the Company’s Board of Directors in order to focus his efforts on an executive management position that he recently accepted with another company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATUM HOLDINGS, INC.

November 16, 2009	By:	/s/ D. Hughes Watler, Jr.
Name: D. Hughes Watler, Jr. Title: Chief Financial Officer